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                                                                    EXHIBIT 99.1

                             SETTLEMENT AGREEMENT

                                 AND RELEASE


         This Settlement Agreement ("SETTLEMENT AGREEMENT") and release is entered into by and between the parties identified below, and on the dates identified below, and is intended to resolve the matters and disputes between the parties identified herein.

                                      I

                             THE SETTLING PARTIES

         STRATOSPHERE CORPORATION ("STRATOSPHERE") is a Delaware corporation and a DEBTOR and DEBTOR IN POSSESSION in Case Number BK-S-97-20554 GWZ before the United States Bankruptcy Court for the District of Nevada ( hereinafter referred to as the "BANKRUPTCY COURT"), doing business as among other names, the Stratosphere Hotel and Casino, a 1444 room hotel and casino operating within the City of Las Vegas, County of Clark, State of Nevada, and located at 2000 South Las Vegas Boulevard, Las Vegas, Nevada 89104. (The hotel and casino referred to herein is hereinafter referred to as the "SUBJECT PROPERTY".)

         STRATOSPHERE GAMING CORP. ("GAMING CORP.") is a Nevada corporation and a DEBTOR and DEBTOR IN POSSESSION in Case Number BK-S-97-20555 GWZ (collectively with Case Number BK-S-97-20554 GWZ hereinafter referred to as "BANKRUPTCY PROCEEDINGS") doing business as, among other names, the Stratosphere Hotel and Casino. (Hereinafter, Stratosphere and the Stratosphere Gaming Corp. will be collectively referred to as the "DEBTORS".)

         GRAND CASINOS, INC. is a Minnesota corporation, authorized and licensed to do business within the State of Nevada.

         GRAND CASINOS RESORTS, INC. is a Minnesota corporation. (Hereinafter, Grand Casinos, Inc. and Grand Casinos Resorts, Inc. will be collectively referred to as "GRAND".)

         LAS VEGAS VACATION CLUB, INC. is a Nevada corporation, authorized and


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licensed to do business within the State of Nevada.  (Hereinafter referred to as "LVVC")

         BOB STUPAK ENTERPRISES, INC. is a Nevada corporation, authorized and licensed to do business within the State of Nevada. (Hereinafter referred to as "BSE".)

         BOB STUPAK is an individual residing within the State of Nevada who previously was the sole proprietor of Vegas World Hotel and Casino and is the owner of 100% of the stock in BSE and LVCC. (Hereinafter, Las Vegas Vacation Club, Inc., Bob Stupak Enterprises, Inc., and Bob Stupak will be collectively referred to as "STUPAK", unless otherwise noted.)

         RICHARD DUNCAN is an individual residing in the State of Minnesota and the Class Representative for the SETTLEMENT CLASS in the BANKRUPTCY ACTION (as defined below).

         THE SETTLEMENT CLASS consists of all persons or entities, including Richard Duncan, to be certified in the BANKRUPTCY ACTION (defined below) and the NEVADA STATE ACTION (defined below). This definition of "SETTLEMENT CLASS" is meant to be interpreted in the broadest possible context and is to include, without limitation, all persons, approximately 19,000 in number, to whom notice of the BANKRUPTCY ACTION was previously sent, and any other persons who obtained at any time, from any source, pre-paid vacations, of any length in duration, at the SUBJECT PROPERTY and/or the Vegas World Hotel and Casino, including, without limitation, all those purchasers who submitted class proofs of claims in the BANKRUPTCY ACTION identified hereinbelow.

         SHIRINIAN & ROITMAN is a Nevada general partnership, authorized and doing business within the County of Clark, State of Nevada, licensed to practice law within the State of Nevada, and attorneys of record for RICHARD DUNCAN and the SETTLEMENT CLASS.

         RUSING & LOPEZ, P.L.L.C. is an Arizona professional limited liability corporation,


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and attorneys of record for RICHARD DUNCAN and the SETTLEMENT CLASS.
(Hereinafter Shirinian & Roitman and Rusing & Lopez will be collectively referred to as the "ATTORNEYS REPRESENTING THE SETTLEMENT CLASS".)

         Andrew S. Blumen, Esq., Thomas Lettero, Thomas Bell, Robert Maheu, David Wirshing, and Russell Lederman, individually, are current or former officers, directors or professionals of Debtors (collectively, the "DEBTORS INDIVIDUALS").
                                       II

                                  THE DISPUTES

         By this SETTLEMENT AGREEMENT, the parties intend on settling and resolving all disputes between the parties in the following actions:

         1. That bankruptcy adversarial proceeding known as "Richard Duncan, Individually and on behalf of all other similarly situated Claimants vs. Stratosphere Corporation and Stratosphere Gaming Corporation," United States Bankruptcy Court, District of Nevada, Adversarial No. 982008 ("BANKRUPTCY ACTION").

         2. That Nevada State court action known as "Richard Duncan, individually and on behalf of all others similarly situated vs. Bob and Jane Doe Stupak, Bob Stupak Enterprises, Inc., Las Vegas Vacation Club, Inc., Grand Casinos, Inc., Grand Casinos Resorts, Inc., State of Nevada, County of Clark, Eighth Judicial District, Case Number A370127. ( The "NEVADA STATE ACTION" or together with THE BANKRUPTCY ACTION, the "ACTIONS".)

         3. That interpleader action commenced in the BANKRUPTCY PROCEEDINGS entitled "The Bank of New York, Plaintiff vs. Stratosphere Corporation, a Delaware Corporation; Bob Stupak dba Vegas World Casino and Hotel; and Does 1-5, inclusive, Defendants," and the cross claim Stratosphere Corporation v. Bob Stupak dba Vegas World Casino & Hotel", Adversary No. 972286 ("INTERPLEADER ACTION").

         4. That certain Motion To Authorize; (1) Payment of Proof of Claim; (2) Expenditure Outside The Ordinary Course of Business; and (3) To Deposit Monies in


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Court Registry filed in the BANKRUPTCY PROCEEDINGS on February 10, 1998.
("COMPEL MOTION") granted by the BANKRUPTCY COURT on March 19, 1998 ("COMPEL MOTION ORDER") .

         5. That certain complaint to compel turnover of property entitled "Stratosphere Corporation a Delaware Corporation, Plaintiff vs. Robert Stupak, an individual, Defendant" filed in the BANKRUPTCY PROCEEDINGS as Adversary No. 982041 on February 6, 1998. ("TURNOVER ACTION").

                                       III
                   PROCESS FOR APPROVAL BY NEVADA STATE COURT

                   AND BANKRUPTCY COURT OF PROPOSED SETTLEMENT

         The parties to this SETTLEMENT AGREEMENT agree to cooperate in seeking the establishment of the procedure satisfactory to all parties to this SETTLEMENT AGREEMENT to secure the complete and final dismissal, with prejudice, of the ACTIONS in accordance with the terms of this Settlement Agreement. The parties shall further join in taking such steps as may be necessary, or as may be requested by either the BANKRUPTCY COURT or the Nevada State Court hearing the NEVADA STATE ACTION (hereinafter the "NEVADA STATE COURT"), and otherwise use their best efforts to effectuate the above, and the parties therefore agree as follows:

         GRAND, STUPAK, and the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS have convened a Nevada Rule of Civil Procedure 16(c) conference in the NEVADA STATE ACTION to discuss with the NEVADA STATE COURT the process described in this SETTLEMENT AGREEMENT for settling the NEVADA STATE COURT ACTION.

         The general terms of this SETTLEMENT AGREEMENT having been deemed acceptable by the NEVADA STATE COURT, GRAND, STUPAK, and the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS will, within 5 (five) days of execution of this SETTLEMENT AGREEMENT, execute the following stipulations in a form acceptable to the NEVADA STATE COURT:


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                 Certification, for settlement purposes only, of a settlement class in the NEVADA STATE ACTION under Nev. R. Civ. P.26(b)(3) conforming to the definition of SETTLEMENT CLASS in Article I of this SETTLEMENT AGREEMENT. This contemplated stipulation is conditional and shall be null and void in the event this SETTLEMENT AGREEMENT is not approved by both the NEVADA STATE COURT and the BANKRUPTCY COURT pursuant to the provisions of
                  Article III, Paragraph 4. This stipulation to the certification of a SETTLEMENT CLASS shall also be null and void if more than two hundred and fifty (250) potential SETTLEMENT CLASS members opt out of the SETTLEMENT CLASS certified in the NEVADA STATE ACTION. In the event that certification becomes null and void due to the provisions of this paragraph, GRAND and STUPAK will be deemed to have preserved all their rights to challenge any further attempt to certify a class in the NEVADA STATE ACTION.

                 Limited stay of the NEVADA STATE ACTION and the tolling of all discovery and other deadlines. Any party hereto may act to lift the stay after ten (10) days of providing written notice to the other parties that settlement efforts have failed.

                 Referral by the NEVADA STATE COURT to the BANKRUPTCY COURT of
                  the initial determination of the following with respect to the NEVADA STATE ACTION.

                 pre-approval of the settlement contemplated by this SETTLEMENT
                  AGREEMENT.

                 adequacy and method of notice to potential members of the SETTLEMENT CLASS in the NEVADA STATE ACTION.

                 (3) allowing the BANKRUPTCY COURT to conduct a fairness hearing


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                  regarding the settlement contemplated by this SETTLEMENT
                  AGREEMENT and a determination of the fee application by the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS in the BANKRUPTCY PROCEEDINGS and NEVADA STATE ACTION together with the creation by the BANKRUPTCY COURT of an Order and Findings of Fact with respect to the issues identified in this paragraph.

         3. DEBTORS and the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS agree to expand the definition of the existing certified class in the BANKRUPTCY ACTION to correspond with the definition of the SETTLEMENT CLASS in Article I of this SETTLEMENT AGREEMENT and to provide identical notice to all potential members of the SETTLEMENT CLASS in the BANKRUPTCY ACTION as is sent to potential members of the SETTLEMENT CLASS in the NEVADA STATE ACTION including the right to opt out of the SETTLEMENT CLASS and to obtain an Order of the BANKRUPTCY COURT ("BANKRUPTCY COURT CERTIFICATION ORDER") to that effect. DEBTORS and the ATTORNEYS REPRESENTING THE CLASS further agree to promptly seek an entry of a stipulated Order staying and tolling all discovery and other deadlines in the BANKRUPTCY ACTION pending the BANKRUPTCY COURT'S final approval hearing.

         4. GRAND, STUPAK and the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS agree that in addition to the conditions stated in Article IV, Paragraph 8 and
Article V, the conditions precedent to the settlement contemplated by this SETTLEMENT AGREEMENT becoming effective are; (a) the issuance of a final non-appealable Order (the "STATE APPROVAL ORDER") by the NEVADA STATE COURT approving this settlement, with respect to the NEVADA STATE ACTION, and either adopting the BANKRUPTCY COURT'S ORDER and findings of fact pursuant to Article III, Paragraph 2.c. of this SETTLEMENT AGREEMENT, or entering a substantially similar order and findings of its own acceptable to each of the parties hereto;
(b) the BANKRUPTCY COURT ORDER (the "RULE 7023 ORDER")


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approving this SETTLEMENT AGREEMENT pursuant to Rule 7023 becoming final and non-appealable; (c) approval by the BANKRUPTCY COURT of this SETTLEMENT AGREEMENT as a settlement and compromise pursuant to Bankruptcy Rule 9019 to be evidenced by an Order (the "9019 ORDER") and such 9019 ORDER becoming final and non-appealable; and (d) the absence of any collateral attack challenging this SETTLEMENT AGREEMENT due to the method of providing notice to the potential SETTLEMENT CLASS. Forty-eight (48) hours after all such conditions precedent have been satisfied, or by close of the next business day, whichever is later, shall be the "EFFECTIVE DATE" as and for GRAND, its affiliates, officers, directors, agents, employees, (all of the foregoing, both individually and in their corporate capacity), STUPAK and the SETTLEMENT CLASS.

         5. STUPAK, DEBTORS and THE ATTORNEYS REPRESENTING THE SETTLEMENT CLASS agree that in addition to the conditions stated in Article V. A, B & C (2), the conditions precedent to the settlement contemplated by this SETTLEMENT AGREEMENT becoming effective are (a) the RULE 7023 ORDER approving the SETTLEMENT AGREEMENT pursuant to RULE 7023 becoming final and non-appealable; and (b) approval by the BANKRUPTCY COURT of this SETTLEMENT AGREEMENT as a settlement and compromise pursuant to BANKRUPTCY RULE 9019 to be evidenced by the final and non-appealable 9019 ORDER. Forty-eight hours after all such conditions are satisfied, or by close of the next business day, whichever is later, shall be the "EFFECTIVE DATE" as and for DEBTOR, DEBTORS INDIVIDUALS, their affiliates, agents, officers, directors and employees, (all of the foregoing, both individually and in their corporate capacity), STUPAK and the SETTLEMENT CLASS.



                                       IV
                          TERMS OF THE SETTLEMENT WITH

                          RICHARD DUNCAN AND THE CLASS


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         RICHARD DUNCAN, individually, and on behalf of and as a member of the
SETTLEMENT CLASS, the SETTLEMENT CLASS, and their agents, consultants, successors, experts, heirs, administrators, executors, and assigns, fully release and forever discharge, DEBTORS AND REORGANIZED DEBTORS, GRAND, STUPAK, and their respective affiliates, agents, directors, employees, officers, and subsidiaries both individually and in their corporate capacities of any and all liability, claims, demands, actions, or causes of action, of whatever kind or nature, arising out of or in any way connected with the ACTIONS, for and in consideration of the following:

         1. DEBTORS and REORGANIZED DEBTORS, hereby agree, to provide RICHARD DUNCAN and the SETTLEMENT CLASS for use at the SUBJECT PROPERTY, now and in the future, under whatever name the SUBJECT PROPERTY shall be known by, or by whomever the SUBJECT PROPERTY shall be owned, managed or controlled by, use and enjoyment of the unredeemed hotel Room Nights, pre-paid by the SETTLEMENT CLASS, and previously purchased as part of those STUPAK marketing programs known as "The Vacation Club", "The Stratosphere Club" and "The Stratosphere Tower Club", or otherwise, and purchased from STUPAK or his or its affiliates or agents. These unredeemed Room Nights as reflected in the records of STRATOSPHERE and STUPAK and as set forth in Exhibit A attached hereto, shall be provided without further costs or annual dues to the SETTLEMENT CLASS. Exhibit A shall include the total number of room nights available to each and every member of the SETTLEMENT CLASS to whom Class notice was previously sent, in the BANKRUPTCY ACTION, regardless of whether that member still has unredeemed vacation package benefits available or not. The actual number of Room Nights shall be ascertained prior to this SETTLEMENT AGREEMENT being approved by the BANKRUPTCY COURT, and shall be set forth in Exhibit A in a form which provides sufficient data to determine the individual holder, the number of Room Nights the holder is entitled to, and any restrictions or limitations the SETTLEMENT CLASS MEMBERS were


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subject to when they originally purchased these Room Nights. (Hereinafter, this portion of the Settlement Agreement shall be referred to as the "ROOM NIGHTS" portion of the settlement).

         Usage of the Room Nights due and owing the SETTLEMENT CLASS shall be made based upon room availability at the SUBJECT PROPERTY. DEBTORS and their successors and/or assigns agree to use their best efforts to allow the SETTLEMENT CLASS members to utilize their ROOM NIGHTS on the dates requested by members of the SETTLEMENT CLASS, subject to reasonable business judgment, any use restrictions existing on the subject packages as originally sold, and excluding all major holiday weekends, Super Bowl weekend, and the COMDEX and CES convention weeks. In no way, however, shall any member of the SETTLEMENT CLASS be deprived of the ultimate use of his/her ROOM NIGHTS as set forth in Exhibit A, even if this requires a reasonable extension of any relevant time period to utilize ROOM NIGHTS for any individual member of the SETTLEMENT CLASS' ROOM NIGHTS so long as he or she makes a valid request within the permitted time period for those remaining ROOM NIGHTS which request could not be satisfied by DEBTORS within the allowed time period.

         2. While DEBTORS and REORGANIZED DEBTORS hereby agree that while RICHARD DUNCAN and the SETTLEMENT CLASS are in use and enjoyment of the ROOM NIGHTS at the SUBJECT PROPERTY to be provided as part of this Settlement Agreement, DEBTORS and REORGANIZED DEBTORS agree to provide to RICHARD DUNCAN and the SETTLEMENT CLASS, without cost or monetary obligation, unlimited free alcoholic and/or non-alcoholic beverages, of any kind provided in the normal course, which are served at any bar then operated and located in the casino. (Hereinafter, this portion of the Settlement Agreement will be referred to as the "DRINKS").

         3. While DEBTORS and REORGANIZED DEBTORS hereby agree that while RICHARD DUNCAN and the SETTLEMENT CLASS are in use and enjoyment of the ROOM


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NIGHTS at the SUBJECT PROPERTY to be provided as a part of this Settlement
Agreement, DEBTORS and REORGANIZED DEBTORS agree to provide to each member of the SETTLEMENT CLASS, without cost or monetary obligation, with unlimited free access by that member of the SETTLEMENT CLASS via the elevators to the "Stratosphere Tower", or whatever name that tower of approximately one hundred and ten stories located upon the Subject Property is hereafter referred to as during that SETTLEMENT CLASS member's stay. (Hereinafter, this portion of the Settlement Agreement will be referred to as the "ELEVATIONS");

         4. The parties agree to the following timetable for disbursements of the total cash proceeds of the settlement (the "Cash Proceeds"):

         a. In the event no appeals or collateral attacks are filed challenging the State Approval Order, the 9019 Order , the 7023 order, or the method of providing notice to the potential Settlement Class, the disbursement of the Cash Proceeds shall occur as follows: upon the STATE APPROVAL ORDER becoming final (thirty [30] days after receipt of written notice of entry of the STATE APPROVAL ORDER with no appeal filed), the 9019 ORDER becoming final (eleven [11] days after the 9019 Order is docketed with no appeal filed) and the RULE 7023 Order becoming final (eleven [11] days after the RULE 7023 ORDER is docketed with no appeal filed), together with receipt by counsel for GRAND and STUPAK of the stipulation of dismissal, with prejudice, of the NEVADA STATE ACTION (in the form attached hereto as Exhibit B) and signed by the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS, and upon the release described in this Article IV and the GRAND/STUPAK RELEASE (as defined in Article V, Paragraph C below) becoming fully effective, GRAND shall, within forty-eight (48) hours thereof, deposit by wire transfer the sum of $1,150,000 (One Million One Hundred Fifty Thousand Dollars), in cash, and STUPAK shall, within forty-eight (48) hours thereof, or after May 1, 1998, whichever is later, deposit by wire transfer the sum of $1,150,000 (One Million One Hundred


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Thousand Dollars), in cash to the Shirinian & Roitman Class Action Trust
Account. DEBTORS shall instruct the escrow to, within five (5) business days of the Effective Date as defined in Article III, Paragraph 5, wire transfer the sum of $700,000 (Seven Hundred Thousand Dollars), in cash from the funds deposited with the Bankruptcy Court registry in the Interpleader Action, into the "Shirinian & Roitman Class Action Trust Account." The ATTORNEYS REPRESENTING THE SETTLEMENT CLASS SHALL PROVIDE the account number in writing to Grand, Stupak and the Debtors and confirm deposit of each parties' contribution of the same, in writing by same day facsimile and by copy of deposit receipt, to all counsel for all parties to this SETTLEMENT AGREEMENT.

         b. In the event an appeal is filed in either the BANKRUPTCY ACTION and/or the NEVADA STATE ACTION, GRAND, STUPAK, and the DEBTORS or REORGANIZED DEBTORS shall deposit by wire transfer within 48 hours of the filing of the notice of appeal, or 30 days after STATE COURT APPROVAL, whichever is later, there above-stated respective contributions ($3,000,000 in total - the CASH PROCEEDS) into a segregated, interest-bearing, trust account to be opened with Nevada Title, Nevada Title acting as trustee over said funds. The ATTORNEYS REPRESENTING THE SETTLEMENT CLASS shall be responsible for opening said interest bearing trust account upon notice of appeal being filed, and notifying GRAND, STUPAK and the DEBTORS or REORGANIZED DEBTORS of the account number of said interest-bearing trust account. In the event that any Appeals Court overturns and/or modifies the STATE APPROVAL ORDER, the 9019 ORDER and/or the 7023 ORDER, and said Appeals Court order becomes final and nonappealable, the balance of the trust account shall be paid, within forty-eight (48) hours by wire transfer deposit, to the designated accounts of GRAND, STUPAK and the DEBTORS or REORGANIZED DEBTORS in an amount equal to the respective contributions of GRAND, STUPAK, and the DEBTORS or REORGANIZED DEBTORS. In the event of denial or dismissal of all appeals of the STATE APPROVAL ORDER, the 9019 ORDER, and the 7023 ORDER,


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Nevada Title will be directed to deposit, within 48 hours by wire transfer, the balance of the trust account to the Shirinian and Roitman Class Action Trust Account for distribution by the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS as directed by the BANKRUPTCY COURT and/or the NEVADA STATE COURT.

         It is understood and agreed the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS will apply to the BANKRUPTCY COURT for payment of their fees and costs from the proceeds of the settlement described above at the time of application for the RULE 7023 ORDER. It is further understood the BANKRUPTCY COURT'S Order with respect to such fees is subject to review and approval by the NEVADA STATE COURT as provided in Article III, Paragraph 4 above. The ATTORNEYS REPRESENTING THE SETTLEMENT CLASS hereby agree to limit their recovery to an amount not to exceed the total cash proceeds of the settlement, (the "CASH PROCEEDS") in the amount of $3,000,000 (Three Million Dollars) and agree not to seek recovery of any additional attorneys' fees and costs in excess of the CASH PROCEEDS, or to claim any right to recover any portion, share or percentage of the ROOM NIGHTS, DRINKS and/or ELEVATIONS portions of this SETTLEMENT AGREEMENT, or condition final approval of this SETTLEMENT AGREEMENT upon approval of said attorneys' fees. GRAND, STUPAK, and DEBTORS further agree not to object to the application by the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS for recovery of their attorneys' fees and costs to the extent the application conforms to this SETTLEMENT AGREEMENT.

         5. The costs incurred in administrating the ROOM NIGHTS, DRINKS and ELEVATIONS portion of this SETTLEMENT AGREEMENT, shall be borne solely by the then owner of the SUBJECT PROPERTY, whether DEBTORS or otherwise. It is understood that DEBTORS are only responsible to provide CLASS MEMBERS the benefits set forth in this SETTLEMENT AGREEMENT, and as set forth in detail in Exhibit A, and are not responsible for any dispute resolution, including but not limited to CLASS MEMBER disputes claiming


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more ROOM NIGHTS than set forth in Exhibit A or requests for refunds. It is further understood by all parties hereto that in no event will Grand have any obligations whatsoever for ROOM NIGHTS, DRINKS or ELEVATIONS.

         6. Honoring of the ROOM NIGHTS, DRINKS and ELEVATIONS portion of the settlement by the DEBTORS or REORGANIZED DEBTORS, subject to Article V, Paragraphs A and B, shall begin no later than thirty (30) days after the 9019 ORDER and the RULE 7023 ORDER becoming final and non-appealable (whichever is later), and shall continue until fully satisfied on the terms, conditions, benefits and limitations as RICHARD DUNCAN and the SETTLEMENT CLASS were subject to by contract relative to the ROOM NIGHTS, DRINKS and ELEVATIONS portion of the settlement at the time originally purchased, and as further described and/or limited hereinabove. Any time limitations found in any contract for purchase by RICHARD DUNCAN and the SETTLEMENT CLASS of pre-paid vacations from STUPAK, or otherwise, are hereby, however, deemed extended by a time period equal to the period from the original "cancellation" of the pre-paid vacation packages (January 13, 1997) to the date upon which the DEBTORS and REORGANIZED DEBTORS begin honoring the ROOM NIGHTS, DRINKS, and ELEVATIONS portions of the SETTLEMENT AGREEMENT. In no way however shall this extension be seen in any way as a limitation on the right of any individual member of the SETTLEMENT CLASS to utilize his ROOM NIGHTS, as such right is described in Article IV, Paragraph 1 of this SETTLEMENT AGREEMENT.

         7. This SETTLEMENT AGREEMENT, in its entirety, and all Court Orders approving it, shall be binding upon all current and subsequent owners of the SUBJECT PROPERTY, their successors in interest, and/or assigns. Debtors shall cause a Memorandum of this SETTLEMENT AGREEMENT to be recorded upon the SUBJECT PROPERTY as provided in the Escrow Instructions attached as Exhibit C hereto, so as to provide notice to all of the property and contract rights of the SETTLEMENT CLASS in the SUBJECT PROPERTY created


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                                                                         Page 14

by this Settlement Agreement. This Agreement shall remain in effect until the earlier of the use by the SETTLEMENT CLASS of all Room Nights to which the SETTLEMENT CLASS is entitled or January 1, 2009. It is understood by the parties that the provisions of this paragraph have no force or effect with respect to the releases by the SETTLEMENT CLASS of GRAND and STUPAK following their compliance with Article IV, Paragraph 4 of this SETTLEMENT AGREEMENT.

         8. This SETTLEMENT AGREEMENT is conditioned upon approval of this SETTLEMENT AGREEMENT, in its entirety, by the BANKRUPTCY COURT with regard to DEBTORS, DEBTORS INDIVIDUALS, STUPAK and the SETTLEMENT CLASS, and with regard to GRAND, STUPAK and the SETTLEMENT CLASS, the approval of the BANKRUPTCY COURT and the NEVADA STATE COURT as provided in Article III, Paragraph 4 herein. As it relates to GRAND and STUPAK, this SETTLEMENT AGREEMENT and the certification of the SETTLEMENT CLASS in the NEVADA STATE ACTION shall not be effective in the event more than two hundred and fifty (250) potential class members opt out of the SETTLEMENT CLASS to be certified in the NEVADA STATE COURT, absent waiver of this condition by GRAND and STUPAK.

                                       V.
                     TERMS OF THE SETTLEMENT BETWEEN STUPAK,

                             STRATOSPHERE AND GRAND

The parties to this SETTLEMENT AGREEMENT agree that the following conditions precedent for the settlement set forth in Article IV hereof, to be be effective, must be satisfied within five days of execution of this SETTLEMENT AGREEMENT:

         1. STUPAK AND DEBTORS will open an Escrow with Nevada Title Company, 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109 ("Escrow Agent"), and deposit an executed copy of this SETTLEMENT AGREEMENT and Escrow instructions in the form attached hereto as Exhibit C with the Escrow Agent.

         2. STUPAK and DEBTORS will execute and deliver to Escrow Agent a stipulated Order in the form attached hereto as Exhibit D which shall be lodged in the


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Interpleader Action upon the entry of the 9019 ORDER directing that upon entry of the Interpleader Order (i) all moneys, funds, and STRATOSPHERE stock (held by the Bank of New York) be immediately deposited with the BANKRUPTCY COURT registry; and (ii) the Bank of New York shall receive from such moneys the immediate payment of attorneys' fees and costs in the amount of $2,021.03 and $1,250.00 in Escrow Fees. Upon the Effective Date as provided for in Article III, Paragraph 5, the balance of all such moneys, funds and STRATOSPHERE stock less the $700,000 paid directly to the Shirinian & Roitman Class Action Trust Account be released from the registry to Stratosphere and the Interpleader Action shall be dismissed.

         3. STUPAK will execute and deliver to the Escrow Agent a quitclaim deed, transferring in fee simple, and free and clear of any and all deeds of trust, liens (except taxes not yet due and payable) and/or mortgages to STRATOSPHERE that real property in the County of Clark, State of Nevada, commonly identified as the property upon which the "Chester Stupak Center," is located (legally described in Exhibit E attached hereto) along with all appurtenances, fixtures and improvements thereon. DEBTORS hereby agree that so long as DEBTORS own the Chester Stupak Center, DEBTORS shall permit the City of Las Vegas to continue to use the Chester Stupak Center without payment of rent consistent with prior and current uses.

         4. In partial consideration of the release by STUPAK to DEBTORS of the stock on deposit with Bank of New York, as well as other consideration provided by STUPAK, DEBTORS and DEBTORS INDIVIDUALS to each other, DEBTORS, DEBTORS INDIVIDUALS and STUPAK will execute and enter into, and deliver to the Escrow Agent, a mutual release attached hereto as Exhibit E ("STUPAK/DEBTORS Release") of any and all claims any of these parties may have against each other, or against any of their current or former affiliates, officers, directors, agents and employees individually or in their corporate capacity, whether related to the ACTIONS, or otherwise, any adversarial claims, pending or contemplated or arising out of the ACTIONS or conduct, occurring prior to the date of this SETTLEMENT AGREEMENT. The failure of any individual to sign this release shall have no effect on its enforceability and validity with regard to the release as to all other signing parties. In addition to other considerations set forth in this agreement, the DEBTORS INDIVIDUALS release of STUPAK shall be deemed adequate consideration for STUPAK'S release of the DEBTORS INDIVIDUALS.


         DEBTORS will prepare and file a motion to approve this SETTLEMENT AGREEMENT with the BANKRUPTCY COURT pursuant to Bankruptcy Rule 9019.

B.       STUPAK and DEBTORS agree that upon the Effective Date as defined in
Article III, Paragraph 5 (unless waived by DEBTORS) the following will take place:

         1. The four individual proofs of claims filed by STUPAK in the BANKRUPTCY PROCEEDINGS for unsecured claims in the amount of One Hundred and Twelve Million Dollars ($112,000,000), Three Hundred Thousand Dollars ($300,000), Three Hundred and Fifty Thousand Dollars ($350,000), and Fifteen Million Dollars ($15,000,000), totaling $127,650,000 (One Hundred Twenty Seven Million, Six Hundred Fifty Thousand Dollars), will be deemed withdrawn with prejudice and of no further force and effect.

         2. In partial consideration of receipt of the cash on deposit with the Bank of New York, and all other considerations set forth in this SETTLEMENT AGREEMENT, DEBTORS and/or their successors-in-interest, affiliates, or assigns, jointly and severally, will be obligated to provide the ROOM NIGHTS, ELEVATIONS, and DRINK portions of the settlement as set forth in Article IV of this SETTLEMENT AGREEMENT;

         3. The Escrow Agent shall: (i) record and deliver to STRATOSPHERE the grant deed transferring the STUPAK CENTER to STRATOSPHERE; (ii) deliver to DEBTORS the INTERPLEADER Order; and (iii) deliver to DEBTORS, DEBTORS INDIVIDUALLY AND STUPAK the DEBTOR/STUPAK RELEASE; and

         4. The TURNOVER ACTION shall be dismissed with prejudice and the COMPEL MOTION ORDER deemed of no further force and effect and all moneys and other assets on deposit in the BANKRUPTCY COURT registry shall be released to DEBTORS with the exception of the $700,000 to be paid directly to the Shirinian & Roitman Class Action Trust Account.

         The parties to the SETTLEMENT AGREEMENT agree that the following conditions precedent must be satisfied for the settlement set forth in Article IV, hereof to be effective:

         Within five days of execution of this SETTLEMENT AGREEMENT, GRAND and STUPAK and certain individuals will execute and deliver to the Escrow Agent, a mutual release in the form attached hereto as Exhibit F of any and all claims any party may have against each other, or any of their current or former affiliates, officers, directors, agents and employees individually or in their corporate capacity whether related to the ACTIONS, or otherwise (the "GRAND/STUPAK RELEASE"). The GRAND/STUPAK RELEASE will become fully effective once the STATE APPROVAL ORDER becomes a final non-appealable order as described in Article IV, Paragraph 4 above. The failure of any individual to sign this release shall have no effect on its enforceability and validity with regard to the release as to all other signing parties.

        2. Within five days of execution of this SETTLEMENT AGREEMENT, GRAND, STUPAK, certain other individuals and certain of the DEBTORS INDIVIDUALS will execute and enter into a Joint Defense Agreement (the "JOINT DEFENSE AGREEMENT") related to the certain securities litigation commonly referred to as Master File No. CV-S-96-00708PMP (PLH) in a form acceptable to the parties thereto. The JOINT DEFENSE AGREEMENT will be effective upon its execution. Notwithstanding the foregoing, the parties to this SETTLEMENT AGREEMENT understand that a breach of the Joint Defense Agreement shall not effect the obligations of the Parties under this

SETTLEMENT AGREEMENT.

         It is understood by the parties that this is a compromised settlement of disputed claims, and that current and contemporaneous value has been given to each other by all parties to this SETTLEMENT AGREEMENT. It is further understood that the above-mentioned consideration for this SETTLEMENT AGREEMENT is not an admission of liability on the part of any party, and shall not be so construed.

         Upon payment of the settlement proceeds identified above after applicable court approvals, the SETTLEMENT CLASS, the ATTORNEYS REPRESENTING THE SETTLEMENT CLASS, and their collective agents, assigns, successors heirs and executors, jointly and severally,without further action or writing, fully release and forever discharge GRAND, STUPAK, DEBTORS, DEBTORS INDIVIDUALS and their current or former respective affiliates, agents, directors, employees, officers and subsidiaries, jointly and severally, of any and all liability, claims, actions or causes of action of whatever kind or nature, arising out of or in any way connected with the ACTIONS.

         The parties to this SETTLEMENT AGREEMENT, and the undersigned, represent that they have the explicit authority to enter into this SETTLEMENT AGREEMENT on behalf of the parties they represent.

This Settlement Agreement may be executed in counter part allowing signature by facsimile. Dated:
                               ________________________
                               Richard Duncan, individually and on behalf of the Class of similarly situated Claimants


            Dated:             ________________________
            Ara Shirinian, Shirinian & Roitman, on behalf of
                                        Richard Duncan and the Class


            Dated:             _______________________
                               G. Todd Jackson, Rusing & Lopez, on
                               behalf of Richard Duncan and the Class

         Dated:               ________________________________________
                              Bob Stupak, individually and on behalf of Las Vegas Vacation Club, Inc., and Bob Stupak Enterprises, Inc., Vegas World Hotel and Casino

         Dated:               ________________________________________
                              Print name:_____________________________
                              Title:     _____________________________

                              on behalf of Stratosphere Corporation and Stratosphere Gaming Corp.



         Dated:               ________________________________________
                              Print Name:_____________________________
                              Title:     _____________________________

                              On behalf of Grand Casinos, Inc. and
                              Grand Casinos Resorts, Inc.



         Dated:               ________________________________________
                              Andrew S. Blumen, Esq.

         Dated:               ________________________________________
                              Thomas Lettero

         Dated:               ________________________________________
                              Thomas Bell

         Dated:               ________________________________________
                              Robert Maheu

         Dated:               ________________________________________
                              David Wirshing

         Dated:               ________________________________________
                              Russell Lederman